Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re PMGI Holdings, Inc., et al.,	Case No.	13-12404
Debtors.	Reporting Period:	10/1/2013-10/31/2013

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ezra Shashoua	11/27/2013
Signature of Authorized Individual*	Date

Ezra Shashoua	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PMGI Holdings, Inc., et al.,	Case No.	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount
should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.   A bank reconciliation must be attached
for each account.  [See MOR-1 (CON'T)]

		13-12439-CSS	13-12424-CSS	13-12434-CSS	13-12435-CSS	13-12406-CSS	13-12409-CSS	13-12413-CSS	13-12412-CSS	13-12415-CSS	13-12428-CSS	13-12411-CSS	13-12429-CSS	13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12420-CSS	13-12422-CSS	13-12426-CSS	13-12427-CSS	13-12404-CSS	13-12436-CSS	13-12431-CSS	13-12410-CSS	13-12407-CSS	13-12419-CSS	13-12430-CSS	1312441-CSS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER. TOTAL	Various	Medley	Streamray	Streamray Studios	Argus	Confirm ID	FF CA.	Fierce Wombat	FRNK	PerfectMatch	Fast Cupid	Playtime Games	FFN	GMCI	GME	GMCI Internet	INI	PDMP	PH IMAGES ACQ>	PMGI HOLDINGS	TAN DOOR	PURE TELE	DANNI ASHE	Big Island	Global Alpha	PPM Tech	West Coast	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25,194,747	10,213,578	(273,962)	12,429,169	23,420	16,920	61,685	58,492	53,991	24,694	84,915	31,862	309,007	69,736	143,321	92,173	153,505	417	1,399,742	58,045	160,592	37,054	1,450	34,535	507	760	8,318	821				25,194,747		20,456,390

RECEIPTS
CASH SALES	295,628	15,145	3,512					97,890	4,961	4,612			35,603	35,631	98,274																	295,628		506,194.15
ACCOUNTS RECEIVABLE	28,548,406	14,931,120		12,206,211		18,917	5,326	608							423,827	107,788	242,194		319,668	154,036	66,221	43,248	2,503	26,737							SEE (1) BELOW	28,548,406		46,051,279.65
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	42,960													42,960																		42,960		259,826.35
TRANSFERS (FROM DIP ACCTS)	7,274,000		5,650,000		100,000	50,000								1,410,000					64,000													7,274,000		7,274,000
INTEREST
TOTAL RECEIPTS	36,160,994	14,946,265	5,653,512	12,206,211	100,000	68,917	5,326	98,498	4,961	4,612	0	0	35,603	1,488,592	522,101	107,788	242,194	0	383,668	154,036	66,221	43,248	2,503	26,737								36,160,994		54,091,300.15

DISBURSEMENTS*
NET PAYROLL	1,737,495	1,558,913				859								177,723																		1,737,495		3,777,272.91
PAYROLL TAXES	598,260	509,293												88,966																		598,260		802,025.54
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES	88,069														88,069																	88,069		88,069.1
SECURED/ RENTAL/ LEASES	54,335													54,335																		54,335		54,334.57
INSURANCE	298,848	203,525												95,323																		298,848		431,002.48
ADMINISTRATIVE	12,266,853	3,082,380	5,598,706	2,117,605	105,663	66,106		51,614	57	10,451	28,581	343	177,684	84,725	321,475	32,660	21,056		555,953	8,079		905		2,811								12,266,853		14,766,054.12
SELLING	205,292		205,292																													205,292		801,590.9
OTHER (ATTACH LIST)	1,366,363	352,120												1,014,243																		1,366,363		9,087,114

OWNER DRAW **
TRANSFERS (TO DIP ACCTS)	7,274,000	5,800,000													120,000	90,000	264,000		1,000,000													7,274,000		7,274,000

PROFESSIONAL FEES																																0		0
U.S. TRUSTEE QUARTERLY FEES	30,000													30,000																		30,000		30,000
COURT COSTS
TOTAL DISBURSEMENTS	23,919,515	11,506,232	5,803,998	2,117,605	105,663	66,964	0	51,614	57	10,451	28,581	343	177,684	1,545,315	529,544	122,660	285,056	0	1,555,953	8,079	0	905	0	2,811	0	0	0	0				23,919,515		37,111,463.62

NET CASH FLOW	12,241,480	3,440,033	(150,486)	10,088,607	(5,663)	1,953	5,326	46,884	4,904	(5,839)	(28,581)	(343)	(142,081)	(56,723)	(7,442)	(14,872)	(42,862)	0	(1,172,285)	145,957	66,221	42,344	2,503	23,926	0	0	0	0				12,241,480		16,979,836.53
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	37,436,227	13,653,611	(424,448)	22,517,776	17,757	18,873	67,011	105,376	58,895	18,855	56,334	31,519	166,926	13,013	135,879	77,301	110,643	417	227,457	204,002	226,813	79,398	3,953	58,461	507	760	8,318	821				37,436,227		37,436,226.53

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	23,919,515	11,506,232	5,803,998	2,117,605	105,663	66,964		51,614	57	10,451	28,581	343	177,684	1,545,315	529,544	122,660	285,056	0	1,555,953	8,079		905		2,811								23,919,515
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	7,274,000	5,800,000													120,000	90,000	264,000	0	1,000,000
LESS: WITHDRAWAL FROM ESCROW ACCOUNT
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	16,645,515	5,706,232	5,803,998	2,117,605	105,663	66,964	0	51,614	57	10,451	28,581	343	177,684	1,545,315	409,544	32,660	21,056	0	555,953	8,079	0	905	0	2,811	0	0	0	0	0	0	0	23,919,515

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12416-CSS	General Media Art Holding
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12425-CSS	Naft News Corp.
13-12432-CSS	Sharkfish Inc
13-12433-CSS	Snapshot Productions LLC
13-12437-CSS	Traffic Cat Inc
13-12438-CSS	Transbloom Inc
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

In re PMGI Holdings, Inc., et al.,	Case No.	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

CASH RECEIPTS AND DISBURSEMENTS - Attachment

		Cumulative
	Month	Filing To - Date
Receipts - Other

Operating Account

Various GAIN ON FOREIGN CURRENCY WELLS FARGO EUR		81,202
Various FOREX Adjustment WFB GBP 03829		54,615
PerfectMatch Mantis Technology Group WFB CHECKING		13,542
Medley Bank Transaction Entry PAYONEER		12,099
Various Cash SQUIR001		10,418
Streamray Nevada Bank Transaction Entry WFB CK 2029		5,239
Medley Refund for Brand Reach, LLC BRAND002		4,829
Various Cash JAMES001		2,823
Streamray Nevada Bank Transaction Entry PAXUM		2,376
Various Returned ACH BALAB001		1,960
Medley WIRE-RTN - g1246372 WELLS FARGO		1,048
Various Cash SIRAN001		990
Various Cash CHI-A001		812
Medley Cash BENJA000455		782
FF CA Google Inc. WELLS FARGO		589
Medley Cash MDHAS000017		583
Medley Cash JOHNM000446		495
Medley Cash RONLE000008		257
Various Cash EZRAS001		250
Various Cash JOSHG001		242
Medley Cash INTER000686		225
Medley Cash AIDAZ000002		225
Various Cash VOLUM001		200
Various Cash MERSERLTD		179
Various Cash MERSERLTD		160
Various Cash ACCLA001		145
Medley Cash ZHANG000401		135
Medley Cash RONLE000008		114
Medley Cash DAVID002522		110
Medley Cash ZZZZZ182544		100
Medley Cash TIMMY000017		93
Medley Cash SILVE000096		69
Medley Cash SANDR000619		60
Various Cash STACE001		56
Medley Cash SJOHN000013		56
Medley Cash ZZZZZ176278		56
Medley Cash JAYAM000013		55
Various Sept 23 to Sept 27, 2013 WELLS FARGO		54
Various Cash DAVID022		44
Various 9/16/13-9/20/13 WELLS FARGO		44
Various Cash PEGGY001		38
Various Bank Transaction Entry WELLS FARGO		22
Streamray Nevada State of Nevada WELLS FARGO		20
Various Cash MERSERLTD		20
Streamray Nevada Bank Transaction Entry WFB CK 2029		17
FF CA Bank Transaction Entry PAYPAL		9
Medley Stagecoach Sweep Interest WELLS FARGO		1

Medley Stagecoach Sweep Interest WELLS FARGO		1
Medley Stagecoach Sweep Interest WELLS FARGO		1
Miscellaneous cash receipts		19,410
STATE OF NEW YORK REFUND	2,792	2,792
STATE OF NEW YORK REFUND	30,000	30,000
STATE OF NY REFUND	10,169	10,169
	$42,960	$259,827

Disbursements - Other

Operating Account

Streamray Nevada Interest payment		7,454,583
Medley Bank Transaction Entry WELLS FARGO		168,472
Streamray Nevada Bank Transaction Entry WFB CK 2029		96,822
Medley Bank Transaction Entry WELLS FARGO		291
Miscellaneous expense		583
Transfer to Restricted Cash	366,363	366,363
Marc Bell	500,000	500,000
Daniel Staton	500,000	500,000
	$1,366,363	$9,087,114

In re PMGI Holdings, Inc., et al.,	Case No:	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)	We attest that all Bank Reconciliations have been completed
OTHER (ATTACH EXPLANATION)	and are available upon request.
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

In re PMGI Holdings, Inc., et al.,						Case No.	13-12404
Debtors						Reporting Period:	10/1/2013-10/31/2013

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Inception-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

NONE

Case Number 13-12404		13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12426-CSS	13-12431-CSS	13-12427-CSS	13-12420-CSS	13-12410-CSS	13-12436-CSS	13-12422-CSS	13-12439-CSS	1312434-CSS	13-12406-CSS	13-12413-CSS	13-12428-CSS	13-12411-CSS	13-12435-CSS	13-12429-CSS	13-12409-CSS	13-12415-CSS	13-12424-CSS	13-12412-CSS	13-1247-CSS		13-12416-CSS	13-12419-CSS	13-12425-CSS	13-12404-CSS	13-12430-CSS	13-12432-CSS	13-12437-CSS	13-12438-CSS	13-12441-CSS
	FriendFinder Networks Inc.	FriendFinder	General Media	General Media	Penthouse Digital	Pure Entertainment	Penthouse Images	GMCI Internet	Danni	Tan Door	Interactive	Various	Streamray	Argus	Friend Finde	Goldenrod Spear	Fastcupid	Streamray	Playtime	Confirm	FRNK Technology	Medley	Fierce	Big Island		General Media	Global	NAFT	PMGI	PPM Tech	Shark Fish	Traffic		West Coast	OTHER
TOTAL	October 1-31, 2013	Networks	Communications Inc.	Entertainment	Media Productions Inc.	Telecommunications	Acquisitions	Operations	Ashe	Media Inc.	Network Inc.	Inc.	Inc	Payment Inc	California, Inc.	PerfectMatch	Inc	Studios, Inc.	Games	ID, Inc	Group, Inc	Inc	Wombat	Inc	Elim CA	Art Holding	Alphabet	News Corp	Holdings	Group	Inc	Cat Inc	Transbloom	Facilities	SEE (1) BELOW

REVENUE
	Online Revenue
$19,536,479	Online Revenue							$221,204	$29,223	$7,937		$12,674,214	$6,283,453		$242,956	$39,054	$5,117		$35,846		$4,278				($6,803)
336	Online Ad Revenue - Media Sales																						336
1,539,431	CAMS Revenue - Recurring											101,131	1,438,300

67,439	Revenue - Gateway Services													67,439
422	Revenue - Payment Services Commissions													422
3,681	Revenue - Hosting Services											3,681
13,571	Revenue - Other															13,571

(1,024,349)	Credits / Refunds							(114)		(195)		(919,220)	(69,188)		(17,673)	(17,273)	(607)				(80)

(215,795)	Chargebacks		(132)					(3,980)	(100)	(3)		(152,307)	(51,279)		(6,114)	(1,492)	(297)				(90)

(466,134)	VAT - Collected							(6,080)	(532)	(70)		(316,747)	(137,968)		(4,519)	(112)	2				(108)
599,456	Online Deferred Revenue - Recognized							30,020		1,530		570,602	(35,640)		24,633	6,977	1,333
(533)	Other Income Historical											(533)
20,054,003	Total Online Revenue		(132)					241,050	28,591	9,200		11,960,821	7,427,678	67,861	239,284	40,725	5,547		35,846		4,000		336		(6,803)

	Affiliate Revenue
6,410	Affiliate Revenue											56			520							5,835

	ENTERTAINMENT REVENUE

	Publishing
395,895	Publishing Revenue - Newstand		395,895
135,080	Publishing Revenue - Subscription		135,080
27,646	Publishing Revenue - Advertising		27,256									390
11,621	Publishing Revenue - Other		9,118			2,503
570,242	Total Publishing		567,349			2,503						390

	Broadcast Revenue
583,749	Euro Satellite Revenue			583,749
90,888	Euro VOD Revenue			90,888
216,348	Other Broadcast Contract Revenue			216,348
890,985	Total Broadcast Revenue			890,985

	Licensing
46,406	Licensing Revenue						42,752	2,260	1,393
108,914	Club Revenue						108,914
44,294	International Editions						44,294
199,615	Total Licensing						195,961	2,260	1,393
1,660,842	TOTAL ENTERTAINMENT REVENUE		567,349	890,985		2,503	195,961	2,260	1,393			390

21,721,254	TOTAL REVENUE		567,216	890,985		2,503	195,961	243,310	29,984	9,200		11,961,267	7,427,678	67,861	239,803	40,725	5,547		35,846		4,000	5,835	336		(6,803)

COST OF GOODS SOLD
	Online COGS
2,353,358	COGS - Studio / Models												2,353,409									(51)
20,823	COGS - Online Reseller Commission													20,823
18,319	COGS - Online Other		115					16,629														1,575
2,392,499	Total Online COGS		115					16,629					2,353,409	20,823								1,524

	Affiliate COGS
1,463,983	Affiliate Expense - Revenue Share							8,605	247	104		1,220,704	237,917		(4,198)		604
1,503,670	Affiliate Expense - Pay per Order							6,442	15	323		1,140,621	353,844		1,885		541
592,616	Affiliate Expense - Cost per Acquisition							30		5		584,673	(10,361)		18,004		262		3
47,018	Affiliate Expense - Other											854	214						50,501			(4,550)
3,607,287	Total Affiliate COGS							15,076	262	432		2,946,852	581,614		15,691		1,407		50,504			(4,550)

	ENTERTAINMENT COGS

	Publishing COGS
221,580	COGS - Publishing - Paper / Binding		221,580
87,033	COGS - Publishing - Editorial & Art Content		87,033
104,352	COGS - Publishing - Distribution		104,352
412,965	Total Publishing COGS		412,965

	Broadcast COGS
27,403	COGS - Satellite - Technical Conversion Cost			27,403
146,837	COGS - Satellite - Uplink			146,837
96,478	COGS - Satellite - Space Expense			96,478
112,530	COGS - Third Party Commission			111,816					714
21,550	COGS - Image/Content Purchases			17,050								4,500
3,794	COGS - Voice & Text Services											3,794
3,859	COGS - Amortization Exp - Purchased Content			3,859
412,451	Total Broadcast COGS			403,443					714			8,294

	All Entertainment COGS
73,390	COGS - Production Costs - Pre			73,390
8,434	Production - Talent																	8,434
1,400	Production - Agency Fees								100									1,300
4,848	Production - Contractors - Production Assistants																	4,848
1,677	Production - Contractors - Makeup Artists																	1,677
14,067	Production - Contractors - Editors																	14,067
2,461	Production - Catering																	2,461
2,385	Production - Location Fees & Permits																	2,385
1,843	Production - Wardrobe & Makeup Supplies																	1,843
2,601	Production - Set Construction Supplies, Props and Tools																	2,601
6,214	Production - Studio Equipment & Supplies								1,707									4,508
440	Production - Travel Expenses																	440
127	Production - Computer Hardware/Software/Storage																	127
1,063	Post Prod - Image/Content Purchases																	1,063
602	Post Prod - Photo Retouching																	602
50,000	COGS - Production Costs -TV			50,000
41,257	COGS - Amortization of Capitalized Software											37,313							3,916											28
176,736	COGS - Amortization of Production Costs																	176,736
(44,690)	COGS - Capitalized / Deferred Production Costs																	(44,690)
344,854	Total All Entertainment COGS			123,390					1,807			37,313						178,400	3,916											28

7,170,056	TOTAL COST OF GOODS SOLD		413,080	526,833				31,705	2,782	432		2,992,458	2,935,023	20,823	15,691		1,407	178,400	54,420			(3,026)								28

14,551,198	GROSS PROFIT		154,137	364,152		2,503	195,961	211,605	27,201	8,767		8,968,809	4,492,656	47,038	224,112	40,725	4,140	(178,400)	(18,574)		4,000	8,861	336		(6,803)					(28)

Operating Expenses
	Employee Costs
2,643,967	Employee Costs - Salaries	126,607	142,907	45,685			14,516	9,510				1,555,276	177,146	63,453				42,234	114,575			352,058
21,852	Employee Costs - Overtime							21				14,601	2,499	9				1,179	94			3,449
49,486	Employee Costs - PTO	3,499	4,682	2,045			1,355	(7,147)				19,820	5,992	4,667				3,357				11,217
73,387	Employee Costs - Bonus							250				12,118	500									60,519
1,000	Employee Costs - Commission		1,000
(330)	Employee Costs - Severance																		(330)
153,907	Employer Payroll Tax	19,611	307					802				87,616	12,636	2,964				3,457				26,515
315,666	Employee Costs - Health/Dental/Vision Benefits	45,417	19,415	6,876			2,185	(160)				192,479	63,416	14,137	(29,015)			5,281	13,084			(17,691)	243
3,735	Employee Costs - Life / Disability Insurance Benefits	1,969						(56)				1,238	180	34	84			55				231
62,205	Employee Costs - 401(k) Matching	1,257	3,121	1,304			462	327				31,370	5,063	1,033				1,473	7,489			9,306
851	Employee Costs - Gym / Exercise							20				510	15	20								286
6,180	Employee Costs - Other											622							5,505			53

(46,207)	Benefits Allocation	(46,207)

3,285,700	Total Employee Costs	152,153	171,431	55,910			18,518	3,568				1,915,650	267,447	86,316	(28,931)			57,036	140,417			445,943	243

	OtherPersonnel Costs
55,671	Temporary Personnel / Contractors		1,700									34,129									1,668	18,174
3,647	Recruiting - Job Boards											3,372	100		75			25				75
105,058	Worker's Compensation Expense											105,058
1,926	Office Party											1,782						144
4,358	Employee Morale											2,828	455									1,075
328	Employee Training / Professional Development											269	59
159	Background Checks			63								48	48
171,146	Total OtherPersonnel Costs		1,700	63								147,486	661		75			169			1,668	19,324

	Travel & Entertainment
20,516	T&E - Airfare	930					2,818					10,526	1,295									4,947
52,844	T&E - Lodging	135		28,099			2,903					9,619	1,674									10,414
3,144	T&E - Meals	313					394					1,039	264		55				285			793
730	T&E - Per Diem						730
4,204	T&E - Entertainment			690			496					1,039							301			1,678
1,252	T&E - Mileage											897							115			240
10,820	T&E - Rental / Parking	237		164			1,220					5,834			63				28			3,274
4,539	T&E- Misc						2,226					969	5						1,284			56
98,049	Total Travel & Entertainment	1,615		28,953			10,787					29,923	3,238		118				2,013			21,403

	Technology & Development
18,665	Corp IT - Infrastructure - HW																					18,665
26,543	Corp IT - Infrastructure - SW											26,543
14,109	Corp IT - Desktop - HW	22										14,087
410	Corp IT - Desktop - SW											410
762	Corp IT - Service Delivery											703										59
27,060	Corp IT - Hosting											291										26,769
27,933	Corp IT - Telecom - POTS			2,089								25,844
63	Corp IT - Telecom - Conference Lines / Service																		63
13,253	Corp IT - Telecom - Mobile						390					6,621	691	559	313			300				4,380
12,028	Corp IT - Telecom - Bandwidth / Transit Expense											11,873				155
5,309	Corp IT - Telecom - Leased Line Circuits											5,309
1,946	Corp IT - Lease & Rental	415										1,060						470
17,096	Corp IT - Maintenance Agreements											17,096

1,763	Production - Infrastructure - HW											1,763
2,663	Production - Infrastructure - SW											2,663
92,507	Production - Service Delivery											88,914		136				3,456
3,689	Production - COLO Expense													3,689
297,358	Production - Hosting											297,358
9,860	Production - Telecom - POTS	9,598	107				156
67,424	Production - Telecom - Bandwidth / Transit Expense											67,424
13,112	Production - Telecom - Inter-Connects											13,112
58,830	Production - Maintenance Agreements											50,378		8,451
60	Product Development - Online Subscription Testing											60
(51)	Product Development - Web Development											(51)
712,392	Total Technology & Development	10,035	107	2,089			546					631,459	691	12,835	313	155		4,226	63			49,874

	Advertising / Marketing
2,094	Advertising Expense - Online Dating																		2,094
1,000	Advertising Expense - Gaming																		1,000
939	Advertising Expense - Other						939
8,432	Public Relations																					8,432
102,486	Sales & Marketing - Promotions		49,981	2,893			1,120											2,091				46,401
2,805	Sales & Marketing - Contests																					2,805
11,671	Club / 3rd Party Commission						11,671
3,340	Tradeshows			869			1,208															1,262
(2,500)	Marketing Professional Services																					(2,500)
(2,301)	SEM Service Delivery																					(2,301)
127,967	Total Advertising / Marketing		49,981	3,762			14,939											2,091	3,095			54,099

	Affiliate & Ad Buy Expense
140,355	Ad Buys Expense - SEM							11,941				83,269	16,118		8,763	1,617						18,647
2,124,567	Ad Buys Expense - Media Buys											1,241,077	867,995		4,423	15,388	24					(4,339)
2,264,922	Total Affiliate & Ad Buy Expense							11,941				1,324,346	884,112		13,186	17,005	24					14,308

	Admin Costs - Publishing
5,098	Newsstand Admin		5,098
19,126	Fulfillment Expense		19,126
5,498	Warehousing			5,498
11,467	Subscriptions		11,467
41,190	Total Admin Costs - Publishing		35,691	5,498

	Admin Costs: Legal / Professional
18,520	Legal Expense - Transactional	(1,475)			1,888							17,713		348				47
42,971	Legal Expense - Inbound Litigation	11,127						963				30,881
2,500	Legal Expense - Securities											2,500
7,084	Legal Expense - Intellectual Property	6,101										983
4,958	Document Retention / Shredding											4,958

40,406	Professional Fees - Audit/Tax/Accounting	40,000																	406
9,251	Professional Fees - Other		9,153										98
26,083	Board Fees	26,083
97,650	Outside Consultants / Contractors	15,495		11,000								66,955		4,200

640	Outsourced / 3rd Party Labor - Domestic											640
185,053	Outsourced / 3rd Party Labor - Offshore											185,053
435,116	Total Admin Costs: Legal / Professional	97,331	9,153	11,000	1,888			963				309,683	98	4,548				47	406

	Admin Costs - Online
1,342,788	Online Merchant Fees - Transaction Fee							280	1,824	1,088		913,732	412,071		16,638	3,052	347				500		57		(6,803)
(100)	Online Merchant Fees - Card Discount											(100)
29,466	Online Merchant Fees - Other/Misc											3,667		25,799
125,000	Online Merchant Fees - Fines											100,000	25,000
1,497,153	Total Admin Costs - Online & Affiliates							280	1,824	1,088		1,017,299	437,071	25,799	16,638	3,052	347				500		57		(6,803)

	Admin Costs - Other
5,672	Fees - Domain Registrations							1,334				4,338
47,363	Fees - Bank	3,959	243									29,687	1,757				343		1,003		314	10,057
(450)	Fees - Wire																					(450)
1,760	Fees - 401K											1,760
12,762	Fees - Payroll Service											9,505		859				892				1,506
4,989	Fees - Other											4,735	154					15				90								(5)
1	Fees - Other Credit Card Fees																					1
4,568	Fees - Business Licenses, Filings, DMV	100										2,893							650		925

9,927	Bad Debt Expense		927	5,000			4,000
5,106	Sales & Use Tax		5,106
563	VAT Tax - non-sales related						563

1,762	Dues/Subscriptions/Prof Assoc Fees	30										1,345			108			180	99
271	Miscellaneous Admin Expenses											78							193

42,535	Employer Costs - Benefits Administration	1,330										26,552	3,405	887	887			1,478				7,997
188	Employer Costs - Ergonomics											188
100	Employer Costs - COBRA											100
789	Employer Costs - Other								6			489	94	25	25			6				144
137,904	Total Admin Costs - Other	5,419	6,275	5,000			4,563	1,334	6			81,671	5,409	1,770	1,019		343	2,571	1,945		1,239	19,344								(5)

	Admin Costs - Facilities
189,728	Rent - Lease	4,783	46,048									89,113				12,414		19,376	15,913		2,082
1,232	Rent - Insurance											1,232
11,198	Rent - Opex											9,053						2,145
9,250	Rent - CAM / Maint charges	74	568									3,237				5,372
9,433	Rent - Other	328	2,526									2,964				1,408			2,029		177

2,969	Facilities - Storage	3,774										(1,515)						710
656	Facilities - Janitorial											250							406
4,143	Facilities - Janitorial Supplies											2,139						2,004
34,312	Facilities - Utilities	5,567										12,005						9,707	8,808		(1,774)
2,106	Facilities - Repairs & Maintenance	1,172		123								570						241
2,608	Facilities - Other															1,094			1,514
1,674	Facilities - Security / Safety											835						839
21,788	Facilities - Property Tax											17,446						4,342

48,110	Food Service											28,829	4,315	180	3,236			224				11,327
7,947	Office Supplies	727		42			51					5,530						1,386	209
14,041	Postage / UPS / FedEx	4,694	65	2,920			201					3,560	74					583	1,311			632
237	Delivery / Courier																		237

403	Expensed - Furniture & Fixtures											298						105
361,834	Total Admin Costs - Facilities	21,120	49,207	3,086			252					175,545	4,389	180	3,236	20,288		41,662	30,426		485	11,959

	Admin Costs - Insurance
81,063	Insurance - General Business Liability	23,435										56,614						1,014
140,419	Insurance - D&O											140,419
221,481	Total Admin Costs - Insurance	23,435										197,032						1,014

9,354,854	Total Operating Expenses (Pre Allocation)	311,108	323,546	115,361	1,888		49,604	18,085	1,830	1,088		5,830,094	1,603,117	131,448	5,654	40,500	714	108,816	178,364		3,892	636,254	300		(6,803)					(5)

	Allocations
154,107	Op Ex Allocation In		4,800	104,752				104,555																	(60,000)
(154,107)	Op Ex Allocation Out																								(154,107)
	Total Allocations		4,800	104,752				104,555																	(214,107)

9,354,854	Total Operating Expenses (Post Allocation)	311,108	328,346	220,113	1,888		49,604	122,640	1,830	1,088		5,830,094	1,603,117	131,448	5,654	40,500	714	108,816	178,364		3,892	636,254	300		(220,910)					(5)

	Earnings Before Income Tax,
5,196,344	Depreciation and Amortization	(311,108)	(174,209)	144,038	(1,888)	2,503	146,357	88,965	25,371	7,679		3,138,714	2,889,539	(84,410)	218,459	225	3,426	(287,216)	(196,939)		108	(627,394)	36		214,107					(23)

	Depreciation / Amort
237,052	Depreciation		6,139	27,851	2,104			27,851				143,376		17,921		1,328			2,751		5,947		1,786
12,500	Amortization Expense - Intangibles															12,500
	Amortization Expense - Leasehold
249,552	Total Depreciation / Amort		6,139	27,851	2,104			27,851				143,376		17,921		13,828			2,751		5,947		1,786

	Other Income / Expense
381	Interest Income											303							57			20
(8,760,600)	Interest Expense	(8,760,600)
(2,630)	Other Income / Expense																		(2,630)
8,200	VAT Interest & Penalties																					8,200
(19,776)	Debt Refinancing Costs	(19,776)
(24,555)	Gain/Loss on Foreign Currency	(40)	481		(27,379)							(658)																	3,042
(8,798,981)	Total Other Income / Expense	(8,780,417)	481		(27,379)							(355)							(2,573)			8,220							3,042

(3,852,189)	NET INCOME / LOSS	(9,091,524)	(179,867)	116,188	(31,371)	2,503	146,357	61,115	25,371	7,679		2,994,984	2,889,539	(102,330)	218,459	(13,603)	3,426	(287,216)	(202,263)		(5,838)	(619,174)	(1,750)		214,107				3,042	(23)

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12433-CSS	Snapshot Productions LLC
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

Case Number	Case No.	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

STATEMENT OF OPERATIONS - continuation sheet

Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs

SEE Detailed MOR 2

Other Operational Expenses

SEE Detailed MOR 2

Other Income

SEE Detailed MOR 2

Other Expenses

SEE Detailed MOR 2

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Case Number	13-12404	13-12405-CSS	13-12417-CSS	13-12418-CSS	13-12426-CSS	13-12431-CSS	13-12427-CSS	13-12420-CSS	13-12410-CSS	13-12436-CSS	13-12422-CSS	13-12439-CSS	1312434-CSS	13-12406-CSS	13-12413-CSS	13-12428-CSS	13-12411-CSS	13-12435-CSS	13-12429-CSS	13-12409-CSS	13-12415-CSS	13-12424-CSS	13-12412-CSS	13-1247-CSS		13-12416-CSS	13-12419-CSS	13-12425-CSS	13-12404-CSS	13-12430-CSS	13-12432-CSS	13-12437-CSS	13-12438-CSS	13-12441-CSS	East Inactive
	FriendFinder Networks Inc.	FriendFinder	General Media	General Media	Penthouse Digital	Pure Entertainment	Penthouse Images	GMCI Internet	Danni	Tan Door	Interactive	Various	Streamray	Argus	Friend Finde	Goldenrod Spear	Fastcupid	Streamray	Playtime	Confirm	FRNK Technology	Medley	Fierce	Big Island		General Media	Global	Inactive	NAFT	PMGI	PPM Tech	Shark Fish	Traffic		West Coast	OTHER
Consolidated	October 31, 2013	Networks	Communications Inc.	Entertainment	Media Productions Inc.	Telecommunications	Acquisitions	Operations	Ashe	Media Inc.	Network Inc.	Inc.	Inc	Payment Inc	California, Inc.	PerfectMatch	Inc	Studios, Inc.	Games	ID, Inc	Group, Inc	Inc	Wombat	Inc	Elim CA	Art Holding	Alphabet	Companies	News Corp	Holdings	Group	Inc	Cat Inc	Transbloom	Facilities	SEE (1) BELOW

ASSETS

	Current Assets:
$37,436,227	Cash	$13,013	$135,879	$77,300	$227,457	$3,953	$204,002	$110,643	$58,461	$79,398	$417	$13,653,610	$22,517,776	$18,872	$105,376	$56,334	$31,519	$17,757	$166,926	$67,011	$18,855	($424,448)	$58,895	$506			$760			$226,813	$8,318				$821
9,345,566	Restricted Cash	366,348	71,787					434,752	65,489	12,500		7,512,839	754,271		25,446	44,839	50,000			3,752	3,544
7,009,322	Accounts Receivable, net		295,463	3,233,331		13,000	540,041	6,055	2,965	770		(12,417,057)	15,184,881	299,385	(36,113)	(56,590)	28,654		3,428	(99,527)	(13,718)	24,355
622,480	Inventories		512,389		110,091
4,500,343	Prepaid Expenses	220,652	307,496	210,665					3,001			2,896,550	(1,136)	104,938	11,338	31,869		45,279	48,877		2,259	598,670	19,885
1,843,831	Deferred Tax Asset	246,831										1,597,000
60,757,768	Total Current Assets	846,844	1,323,013	3,521,296	337,548	16,953	744,042	551,450	129,916	92,668	417	13,242,942	38,455,792	423,196	106,047	76,452	110,173	63,037	219,231	(28,763)	10,941	198,577	78,780	506			760			226,813	8,318				821

	Long Term Assets:
2,643,853	Film Costs, net				1,120													2,642,733
31,059,356	Property, Plant and Equipment		2,191,829		159,307				220,038			22,924,767	292,080	645,139	1,150,558	92,847	59,248	2,567,774	271,999		139,830	6,533	64,293								26,945				246,170
(27,721,435)	PPE Accumulated Depreciation		(1,984,966)		(95,983)				(220,038)			(20,785,656)	(292,080)	(491,273)	(1,150,558)	(60,374)	(59,248)	(2,019,517)	(136,510)		(96,080)	(6,533)	(49,550)								(26,901)				(246,170)
328,060,584	Goodwill							1,948,000	2,169,000			274,844,993	47,578,028			1,520,564
56,613,514	Domain Names											45,665,324	10,200,000		2,500	152,300				439,478														153,912
5,643,000	Trademarks		730,000		1,397,000		1,840,000	1,676,000
128,445,524	Other Intangible Assets											102,700,000	24,800,000			819,436																		126,088
(128,341,149)	Intangible Assets Amortization											(102,700,000)	(24,800,000)			(715,061)																		(126,088)
5,525,332	Unamortized Debt Costs, net	5,525,332
1,296,697	Other Assets	192,164		358,505								668,045						19,470	53,231		5,282
0	Inter-Company	52,994,880	87,842,407	(8,448,985)	(11,666,227)	25,751,466	35,065,572	43,748,324	1,382,612	1,359,410	(677,570,495)	412,996,538	70,318,928	(4,076,020)	30,536,920	(6,572,310)	1,434,426	(6,688,952)	(3,681,539)	(292,795)	433,924	(23,844,039)	(2,723,550)	(3,882)	(14,589,081)		(3,684)			(669,387)	(151,024)	(1,852)	(3,006)	(280,959)	(2,597,620)

403,225,276	Total Long Term Assets	58,712,376	88,779,270	(8,090,480)	(10,204,783)	25,751,466	36,905,572	47,372,324	3,551,612	1,359,410	(677,570,495)	736,314,011	128,096,956	(3,922,154)	30,539,420	(4,762,598)	1,434,426	(3,478,492)	(3,492,819)	146,683	482,956	(23,844,039)	(2,708,807)	(3,882)	(14,589,081)	0	(3,684)	0	0	(669,387)	(150,980)	(1,852)	(3,006)	(127,047)	(2,597,620)

$463,983,044	Total Assets	$59,559,220	$90,102,283	($4,569,184)	($9,867,235)	$25,768,419	$37,649,614	$47,923,774	$3,681,528	$1,452,078	($677,570,078)	$749,556,953	$166,552,748	($3,498,958)	$30,645,467	($4,686,146)	$1,544,599	($3,415,455)	($3,273,588)	$117,920	$493,897	($23,645,462)	($2,630,027)	($3,376)	($14,589,081)	$0	($2,924)	$0	$0	($442,574)	($142,662)	($1,852)	($3,006)	($127,047)	($2,596,799)

LIABILITIES AND EQUITY

	Current Liabilities:
$2,928,902	Accounts Payable	$49,313	$204,838	$22,211	$131,643		$8,939		$8,299			$597,399	$1,849,536	$7,171		$63		$32,252	$530		$1,373	$15,336
1,941,155	Accrued Liabilities - VAT - Current							27,578	1,242	2,781		(5,778,409)	6,955,100		708,440	9,583	3,164				11,678
3,877,140	Accrued Liabilities - Employee Related Costs	362,777	21,738	554,668			4,000		11,520			2,364,803	(5,310)	76,981				45,809	9,219			430,935
7,589,582	Accrued Liabilities - General	272,449	754,256	289,480	112,320		18,901	21,629				4,276,625	1,375,991	25,500	(44,421)	(57,224)	(4,200)	39,776	169,829	1,823	6,821	330,026
244,150	Accrued Liabilities - Legal	150,000										94,150
5,136,574	Accrued Liabilities - Affiliates & Ad Buys											2,375,829	389,160		991,557	673	9,350		1,777		951	1,356,921									10,356
27,551,746	Accrued Interest	27,551,746
29,896,925	Deferred Revenue - Current		1,687,614	1,053,614			344,348	817,068	45,029	9,113		21,754,200	3,683,425		453,753	33,123	11,007				4,631
79,166,175	Total Current Liabilities	28,386,284	2,668,447	1,919,972	243,962		376,188	866,274	66,090	11,894		25,684,598	14,247,902	109,651	2,109,329	(13,782)	19,322	117,838	181,355	1,823	25,454	2,133,217									10,356

	Long Term Liabilities:
37,902,982	Accrued Liabilities - VAT - Long Term							1,368,749	25,000			36,509,233
25,630,801	Deferred Tax Liability	2,103,000										23,536,000										(8,200)
558,581,892	Long Term Debt	557,331,892										1,250,000
622,115,674	Total Long Term Liabilities	559,434,892						1,368,749	25,000			61,295,233										(8,200)

701,281,849	Total Liabilities	587,821,176	2,668,447	1,919,972	243,962		376,188	2,235,023	91,090	11,894		86,979,831	14,247,902	109,651	2,109,329	(13,782)	19,322	117,838	181,355	1,823	25,454	2,125,017									10,356

EQUITY
31,220	Common Stock	31,220
135,033,677	Capital in Excess of Par	114,457,468			(189,503)				2,316,421		(416,474,053)	434,923,344
(54,634,424)	Pre Petition Income to Date	(101,810,683)	(899,729)	454,313	(418,819)	23,581	1,034,948	(342,805)	275,879	95,758	(2,736,967)	26,774,084	29,153,845	(863,529)	1,572,414	(215,885)	20,754	(1,682,554)	(1,070,682)	(3,025)	(43,012)	(5,664,691)	(80,837)		1,802,665				(6,403)	(240)	0	0	(2,627)	(179)
(6,723,846)	Post Petition Income to Date	(13,372,371)	(223,393)	185,920	(50,080)	3,536	198,480	76,625	36,314	11,699	(145,090)	3,670,437	4,145,782	(129,870)	250,681	(18,149)	4,205	(404,983)	(345,385)	0	(9,053)	(912,087)	(2,110)	0	300,540	0	0	0	6,403	(1,619)	(275)	0	2,627	(2,448)	(179)
(311,005,434)	Retained Earnings	(527,567,590)	88,556,959	(7,129,389)	(9,452,796)	25,741,302	36,039,998	45,954,931	961,825	1,332,726	(258,213,970)	197,209,256	119,005,219	(2,615,209)	26,713,044	(4,438,330)	1,500,318	(1,445,755)	(2,038,877)	119,121	520,508	(19,193,702)	(2,547,080)	(3,376)	(16,692,286)		(2,924)			(440,715)	(152,744)	(1,852)	(3,006)	(124,420)	(2,596,620)
(237,298,807)	Total Equity	(528,261,956)	87,433,837	(6,489,156)	(10,111,198)	25,768,419	37,273,426	45,688,751	3,590,439	1,440,183	(677,570,080)	662,577,121	152,304,846	(3,608,608)	28,536,139	(4,672,364)	1,525,277	(3,533,292)	(3,454,944)	116,096	468,443	(25,770,480)	(2,630,027)	(3,376)	(14,589,081)	0	(2,924)	0	0	(442,574)	(153,019)	(1,852)	(3,006)	(127,047)	(2,596,799)

$463,983,042	Total Liabilities and Equity	$59,559,220	$90,102,284	($4,569,184)	($9,867,236)	$25,768,419	$37,649,614	$47,923,774	$3,681,529	$1,452,077	($677,570,080)	$749,556,952	$166,552,748	($3,498,957)	$30,645,468	($4,686,146)	$1,544,599	($3,415,454)	($3,273,589)	$117,919	$493,897	($23,645,463)	($2,630,027)	($3,376)	($14,589,081)	$0	($2,924)	$0	$0	($442,574)	($142,663)	($1,852)	($3,006)	($127,047)	($2,596,799)

(1) Includes Inactive companies:
13-12408-CSS	Blue Hen Group
13-12414-CSS	FriendFinder Ventures
13-12421-CSS	GMI On-Line Ventures
13-12423-CSS	Magnolia Blossum Inc.
13-12433-CSS	Snapshot Productions LLC
13-12440-CSS	Video Bliss Inc
13-12442-CSS	XVHUB Group Inc

In re PMGI Holdings, Inc., et al.,		Case No. 13-12404
Debtors		FriendFinder

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

SEE DETAILED BALANCE SHEETS

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity
N/A

Postpetition Contributions (Distributions) (Draws)

N/A

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re PMGI Holdings, Inc., et al.,	Case No.	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal

We attest that the debtors are current for all tax jurisdictions.

State and Local

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,446,606	1,446,606	746,111	666,077	70,108	2,928,902
Wages Payable	3,877,140	3,877,140				3,877,140
Taxes Payable	27,900	27,900				27,900
Rent/Leases-Building	287,800	287,800				287,800
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	244,150	244,150				244,150
Amounts Due to Insiders*						0
Other: US Trustee Fees						0
Other:	135,334,065	135,334,065				135,334,065
Total Postpetition Debts	141,217,661	141,217,661	746,111	666,077	70,108	142,699,957

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re PMGI Holdings, Inc., et al.,	Case No.	13-12404
Debtors	Reporting Period:	10/1/2013-10/31/2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	16,040,944
+ Amounts billed during the period	20,498,263
- Amounts collected during the period	(28,548,406)
Total Accounts Receivable at the end of the reporting period	7,990,801

Accounts Receivable Aging	Amount
0 - 30 days old	7,076,072
31 - 60 days old	85,039
61 - 90 days old	53,816
91+ days old	775,874
Total Accounts Receivable	7,990,801
Amount considered uncollectible (Bad Debt)	(981,479)
Accounts Receivable (Net)	7,009,322

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.

Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X